                                  CONFIRMATION

TO:          Wells Fargo Bank, N.A., not individually but solely as trustee for
             Carrington Mortgage Loan Trust, Series 2006-NC1
             9062 Old Anapolis Road
             Columbia, Maryland 21045
Attention:   Client Manager-Carrington Mortgage Loan Trust, 2006-NC1
Telephone:   (410) 884-2000
Facsimile:   (410) 715-2380

FROM:        Swiss Re Financial Products Corporation
             55 East 52nd Street
             New York, New York 10055
Attention:   Head of Operations
Facsimile.   (212) 317-5335

CC:
Attention:   Head of Legal
Facsimile:   (212) 317-5474

DATE:        February 8, 2006

Transaction Reference Number: 788491

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series
2006-NC1, and Swiss Re Financial Products Corporation, a corporation organized under the laws of the State of Delaware (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means
Swiss Re Financial Products Corporation, and "Party B" means Carrington Mortgage
Loan Trust, Series 2006-NC1, by Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC1.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich
Asset Acceptance Company, L.L.C., as Depositor, New Century Mortgage
Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee (the "Trustee).

                                       S-1

      1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

      Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that
(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

            (a)   NON-RELIANCE. Each party has made its own independent
decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication
(written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

            (b)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

            (c)   STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

      2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      --------------------------------------------------------------------------
      Notional Amount:         As per Schedule A attached hereto
      --------------------------------------------------------------------------
      Trade Date:              January 27, 2006
      --------------------------------------------------------------------------
      Effective Date:          February 8, 2006
      --------------------------------------------------------------------------
      Termination Date:        November 25, 2008, subject to adjustment in
                               accordance  with the Following Business Day
                               Convention.
      --------------------------------------------------------------------------
      FIXED AMOUNTS:
      --------------------------------------------------------------------------
      Fixed Rate Payer:        Party B
      --------------------------------------------------------------------------
      Payment Date:            February 8, 2006
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Fixed Amount:            USD 96,000
      --------------------------------------------------------------------------
      FLOATING AMOUNTS:
      --------------------------------------------------------------------------
      Floating Rate Payer:     Party A
      --------------------------------------------------------------------------
      Cap Rate I:              See attached Schedule A under the Column "Cap
                               Rate (%)".
      --------------------------------------------------------------------------
      Floating Rate Payer      The 25th of each month, commencing on 25th March
      Period End Dates:        2006 in accordance with the Following Business
                               Day Convention.
      --------------------------------------------------------------------------
      Floating Rate Payer      Early Payment shall be applicable. The Floating
      Payment Dates:           Rate Payer Payment Dates shall be two Business
                               Days prior to each Floating Rate Payer Period End
                               Date, commencing on March 23, 2006 to and
                               including the date which is two Business Days
                               prior to the Termination Date.
      --------------------------------------------------------------------------
      Floating Rate Option:    USD-LIBOR-BBA, provided, however, for any
                               Calculation Period, if the floating Rate Option
                               is greater than the rate set forth opposite such
                               Calculation Period as set forth in Schedule A
                               under the heading Cap Rate II (%), then the
                               Floating Rate for such Calculation Period shall
                               be deemed to be such rate.
      --------------------------------------------------------------------------
      Designated Maturity:     One month
      --------------------------------------------------------------------------
      Spread:                  None
      --------------------------------------------------------------------------
      Floating Rate Day        Actual/360
      Count Fraction:
      --------------------------------------------------------------------------
      Reset Date:              First day of each Calculation Period
      --------------------------------------------------------------------------
      Compounding:             Inapplicable
      --------------------------------------------------------------------------
      BUSINESS DAYS:           New York
      --------------------------------------------------------------------------
      CALCULATION AGENT:       Party A; provided, however, if an Event of
                               Default has occurred with respect to Party A, a
                               Reference Market-maker, as designated by Party B,
                               shall be the Calculation Agent.
      --------------------------------------------------------------------------

      3.    FORM MASTER AGREEMENT.

            (a)   "SPECIFIED ENTITY" means, in relation to Party A, for the
purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section
5(b)(iv) of the Form Master Agreement: Not Applicable.

            (b)   "SPECIFIED ENTITY" means, in relation to Party B, for the
purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section
5(b)(iv) of the Form Master Agreement: Not Applicable.

            (c)   "SPECIFIED TRANSACTION" will have the meaning specified in
Section 14 of the Form Master Agreement.

            (d)   The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)
of the Form Master Agreement will not apply to Party A or to Party B.

            (e)   The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

            (f)   GOVERNING LAW. The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and
5-1402 of the New York General Obligations Law).

            (g)   The phrase "TERMINATION CURRENCY" means United States Dollars.

            (h)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e)
of the Form Master Agreement, Market Quotation and Second Method will apply.

            (i)   EVENTS OF DEFAULT. The Events of Default specified under
Sections 5(a)(ii), 5(a)(iv), 5(a)(v) and 5(a)(vi) of the Form Master Agreement
will not apply to Party A; 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v) and 5(a)(vi)
of the Form Master Agreement will not apply to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

            (j)   TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii)
of the printed Form Master Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

            (k)   NO SET-OFF. Without affecting the provisions of the Form
Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments will be made without setoff or counterclaim.

      4.    RECORDING OF CONVERSATIONS.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

      5.    CREDIT SUPPORT DOCUMENT.

      In relation to Party A: A Guaranty of Swiss Re dated as of the date hereof, in a form acceptable to Party B and, if Party A is required pursuant to
Paragraph 8 of this Confirmation to post collateral, an ISDA Credit Support
Annex.

      In relation to Party B: The Pooling and Servicing Agreement.

Party B agrees that the security interests in collateral granted to Party A under the foregoing Credit Support Document shall secure the obligations of
Party B to Party A hereunder.

      6.    CREDIT SUPPORT PROVIDER.

      In relation to Party A: Swiss Reinsurance Company ("Swiss Re").
      In relation to Party B: Not Applicable.

      7.    ACCOUNT DETAILS.

      Account for payments to Party A:

      PAYMENT INSTRUCTION:  JP Morgan Chase Bank
                            Swift: CHASUS33
                            For the Account of Swiss Re Financial Products

      ACCT #: 066911184

      Account for payments to Party B:

      NAME:       Wells Fargo Bank, National Association
      ABA#:       121-000-248
      ACCT #:     3970771416
      ACCT NAME:  Corporate Trust Clearing
      For further credit to ACCT #: 50890801

      REF:        Client Manager - Carrington Mortgage Loan Trust 2006-NC1

      8.    ADDITIONAL TERMINATION EVENTS.

      Downgrade of Party A. For the purpose of this section, a "Ratings Event"
shall occur with respect to Party A (or its Credit Support Provider) if the long-term and short-term senior unsecured deposit ratings of Party A (or its
Credit Support Provider) cease to be at least A and A-1 by Standard & Poor's
Ratings Service or any successor thereto ("S&P") or at least A1 and P-1 by
Moody's Investors Service, Inc. or any successor thereto ("Moody's") or at least
A and F1 by Fitch, Inc. or any successor thereto ("Fitch"), to the extent such obligations are rated by S&P or Moody's or Fitch. The failure by Party A to comply with the provisions of Section 15 hereof shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

      Swap Disclosure Event. Upon the occurrence of a Swap Disclosure Event (as defined below), if Party A has not, within 10 days after such Swap Disclosure
Event (the "Response Period") complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional
Termination Event.

      It shall be a swap disclosure event ("Swap Disclosure Event") if at any time after the date hereof Carrington Securities, LP ("Carrington Securities")
and Stanwich Asset Acceptance Company, L.L.C. ("Stanwich") notify Party A that in the reasonable discretion of Carrington

Securities or Stanwich acting in good faith, the "aggregate significance percentage" of all derivative instruments (as such term is defined in Item
1115(b)(2) of Regulation AB (as defined below)) provided by Party A and any of its affiliates to Carrington Mortgage Loan Trust, Series 2006-NC1 (the
"Significance Percentage") is 10% or more.

      Following a Swap Disclosure Event, Party A shall take one of the following actions at its own expense: either (I) (a) if the Significance Percentage is 10%
or more, Party A provide the information set forth in Item 1115(b)(1) of
Regulation AB for Party A (or for the group of affiliated entities, if applicable) or (b) if the Significance Percentage is 20% or more, Party A provide the information set forth in Item 1115(b)(2) of Regulation AB for Party
A (or for the group of affiliated entities, if applicable) (collectively, the
"Reg AB Information"), to Carrington Securities or Stanwich or (II) cause a Reg
AB Approved Entity (as defined below) to replace Party A as party to this
Agreement on terms similar to this Agreement prior to the expiration of the
Response Period and cause such Reg AB Approved Entity to provide the Reg AB
Information prior to the expiration of the Response Period; provided however, that no such transfer to a Reg AB Approved Entity pursuant to (II) above shall occur unless the Reg AB Approved entity agrees to terms identical to those contained in Paragraph 16 of this Agreement. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Threshold.

      "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission ("SEC") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed.
Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided by the SEC or its staff from time to time.

      9.    LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of
Sections 5 and 6 of the Form Master Agreement, if at any time and so long as
Party B has satisfied in full all its payment obligations under Section 2(a)(i)
of the Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a)
the occurrence of an event described in Section 5(a) of the Form Master
Agreement with respect to Party B shall not constitute an Event of Default or
Potential Event of Default with respect to Party B as Defaulting Party and (b)
Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the Form Master Agreement only as a result of the occurrence of a
Termination Event set forth in either Section 5(b)(i) with respect to either
Party A or Party B as the Affected Party.

      10.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

      11.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

      12.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

      13.   MULTIBRANCH PARTY.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
not a Multibranch Party; and (b) Party B is not a Multibranch Party.

      14.   OTHER PROVISIONS.

            (a)   Addresses for notices. As set forth on page 1 hereof.

            (b)   For the purpose of Section 13(c) of the Form Master
Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii)
Party B appoints as its Process Agent, not applicable.

            (c)   No transfer, amendment, waiver, supplement, assignment or
other modification of this Transaction shall be permitted by either party unless
(i) each of S&P, Fitch and Moody's have been provided notice of the same and
(ii) S&P, Fitch and Moody's confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that they will not downgrade, qualify, withdraw or otherwise modify their then-current rating of the Certificates.

            (d)   PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the
Form Master Agreement, Party A and Party B make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any relevant jurisdiction to make any deduction or withholding for or on account of any tax from any payment
(other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Form Master
Agreement) to be made by it to the other party under the Form Master Agreement.
In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form
Master Agreement, (ii) the satisfaction of the agreement contained in Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master
Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (e)   PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the
Form Master Agreement, Party A and Party B make the following representations:

                  (i)   The following representation applies to Party A: Party A
is a corporation organized under the laws of the State of Delaware.

                  (ii)  The following representation applies to Party B: Party B is a "U.S. person" as that term is used in section 1.1441-4(a)(3)(ii) of the
United States Treasury Regulations (the "Regulations") for United States federal income tax purposes.

            (f)   For the purpose of Section 4(a)(i) and (ii) of the Form Master
Agreement, each Party agrees to deliver the following documents as applicable:

                  (i)   Tax forms, documents or certificates to be delivered
                        are:
--------------------------------------------------------------------------------
PARTY REQUIRED TO      FORM/DOCUMENT/               DATE BY WHICH
DELIVER DOCUMENT       CERTIFICATE                  TO DELIVERED
--------------------------------------------------------------------------------
Party A and Party B    An executed U.S.             (i) Before the first Payment
                       Internal Revenue Service     Date hereunder, (ii)
                       Form W-9 (or any             promptly upon reasonable
                       successor thereto).          demand by the other party
                                                    and (iii) promptly upon
                                                    learning that any such form
                                                    previously provided to the
                                                    other party has become
                                                    obsolete or incorrect.
--------------------------------------------------------------------------------

                  (ii)  Other documents to be delivered are:

----------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO     FORM/DOCUMENT/                              DATE BY WHICH             COVERED BY SECTION
DELIVER DOCUMENT      CERTIFICATE                                 TO BE DELIVERED           3(D) REPRESENTATION
----------------------------------------------------------------------------------------------------------------

Party A and Party B   Credit Support Document, if any,            Concurrently with the     Yes
                      specified herein, such Credit Support       execution of this
                      Document being duly executed if required.   agreement.
----------------------------------------------------------------------------------------------------------------
Party A and Party B   Incumbency certificate or other documents   Concurrently with the     Yes
                      evidencing the authority of the party       execution of this
                      entering into this agreement or any other   agreement or of any
                      document executed in connection with this   other documents
                      agreement.                                  executed in connection
                                                                  with this agreement.
----------------------------------------------------------------------------------------------------------------
Party B               Copy of each report delivered under the     Upon availability.        Yes
                      Pooling and Servicing Agreement and/or
                      any other Transaction Document.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO     FORM/DOCUMENT/                              DATE BY WHICH             COVERED BY SECTION
DELIVER DOCUMENT      CERTIFICATE                                 TO BE DELIVERED           3(D) REPRESENTATION
----------------------------------------------------------------------------------------------------------------

Party A and Party B   Legal opinion from counsel for each party   Concurrently with the     No
                      concerning due authorization,               execution of this
                      enforceability and related matters,         agreement.
                      addressed to the other party and
                      acceptable to the other party.
----------------------------------------------------------------------------------------------------------------
Party A               Certified copies of all corporate,          Upon execution and        Yes
                      partnership, trust or membership            delivery of this
                      authorizations, as the case may be, and     agreement
                      any other documents with respect to the
                      execution, delivery and performance of
                      this agreement and any Credit Support
                      Document
----------------------------------------------------------------------------------------------------------------

            (g)   "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

            (h)   NON PETITION. Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and
Servicing Agreement) issued by Party B pursuant to the Pooling and Servicing
Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced. The provisions of this paragraph shall survive the termination of this Agreement.

            (i)   NON-RECOURSE PROVISIONS. Notwithstanding anything to the
contrary contained herein, none of Wells Fargo Bank, N.A. or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and
Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished. The provisions of this paragraph shall survive the termination of this Agreement.

            (j)   TRUSTEE LIABILITY LIMITATION. It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by Wells Fargo Bank, N.A. ("Wells Fargo"), not individually or personally but solely as trustee, (ii) each of the

representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, and (iv) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents. Any resignation or removal of Wells Fargo as trustee under the Pooling and Servicing Agreement shall require the assignment of this confirmation to Wells Fargo's replacement.

            (k)   The Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of
Section 5(a)(i) of the Form Master Agreement.

            (l)   SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

            (m)   Party A hereby agrees that, notwithstanding any provision of this agreement to the contrary, Party B's obligations to pay any amounts owing under this Agreement shall be subject to Sections 4.01 and 4.07 of the Pooling and Servicing Agreement and Party A's right to receive payment of such amounts shall be subject to Sections 4.01 and 4.07 of the Pooling and Servicing
Agreement.

      15.   DOWNGRADE OF PARTY A.

      If a Ratings Event (as defined in Section 8 hereof) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business
Days of such Ratings Event, give notice to Party B of the occurrence of such
Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall no later than the end of such 20 Business Day period, post eligible collateral at its own cost and satisfactory to Party B
("Eligible Collateral"), to secure Party B's exposure or potential exposure to
Party A, and such Eligible Collateral shall be provided in accordance with a
Credit Support Annex to be attached hereto and made a part hereof. The Eligible
Collateral to be posted and the

Credit Support Annex to be executed and delivered shall be subject to the Rating
Agency Condition. Valuation and Posting of Eligible Collateral shall occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party;
provided, however, that Party A's obligations to find a transferee and to post
Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. "Rating
Agency Condition" means, with respect to any action to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of
Certificates.

      16.   COMPLIANCE WITH REGULATION AB.

      (a)   Party A agrees and acknowledges that Carrington Securities and
Stanwich may be required under Regulation AB, to disclose certain financial information regarding Party A and Swiss Re depending on the applicable
"significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (b)   Party A, or a Reg AB Approved Entity after a Swap Disclosure Event pursuant to Paragraph 8, as applicable, shall indemnify and hold harmless
Carrington Securities, Stanwich, their respective directors or officers and any person controlling Carrington Securities or Stanwich, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Reg AB Information that Party A or such Reg AB Approved Entity, as applicable, provides to
Carrington Securities or Stanwich pursuant to Paragraph 8 (the "Party A
Information") or caused by any omission or alleged omission to state in the
Party A Information by Party A or the Reg AB Approved Entity, as applicable, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For the avoidance of doubt, Party A shall provide the indemnity described above with respect to any Party A Information it is required to provide pursuant to Paragraph 8 and any Reg AB Approved Entity which has replaced Party A pursuant to Paragraph 8 shall provide the indemnity described above with respect to any Party A Information it is required to provide from pursuant to Paragraph 8.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:   /s/ Linda H. Singer
      ---------------------------------
      Name: Linda H. Singer
      Title: Vice President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1

By:   /s/ Peter A. Gobel
      ---------------------------------
      Name: Peter A. Gobel
      Title: Vice President

SCHEDULE A to the Confirmation dated as of February 8, 2006,
Re: Reference Number 788491

AMORTIZATION SCHEDULE, Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however,
Fixed Rate Payer Period End Dates will use No Adjustment.

------------------------------------------------------------------------------------------------------------
From and including       To but excluding       Notional Amount (USD)     Cap Rate I (%)     Cap Rate II (%)
------------------------------------------------------------------------------------------------------------

February 8, 2006       March 25, 2006                1,120,193,000.00              4.689                9.86
------------------------------------------------------------------------------------------------------------
March 25, 2006         April 25, 2006                1,106,598,343.33              6.792               9.859
------------------------------------------------------------------------------------------------------------
April 25, 2006         May 25, 2006                  1,089,840,528.76              7.028               9.858
------------------------------------------------------------------------------------------------------------
May 25, 2006           June 25, 2006                 1,069,940,412.94              6.804               9.857
------------------------------------------------------------------------------------------------------------
June 25, 2006          July 25, 2006                 1,046,938,846.01              7.044               9.856
------------------------------------------------------------------------------------------------------------
July 25, 2006          August 25, 2006               1,020,897,441.79              6.822               9.854
------------------------------------------------------------------------------------------------------------
August 25, 2006        September 25, 2006              991,898,855.40              6.833               9.852
------------------------------------------------------------------------------------------------------------
September 25, 2006     October 25, 2006                960,046,857.82              7.080                9.85
------------------------------------------------------------------------------------------------------------
October 25, 2006       November 25, 2006               925,467,271.69              6.862               9.847
------------------------------------------------------------------------------------------------------------
November 25, 2006      December 25, 2006               889,225,271.35              7.113               9.844
------------------------------------------------------------------------------------------------------------
December 25, 2006      January 25, 2007                853,995,953.69              6.897               9.841
------------------------------------------------------------------------------------------------------------
January 25, 2007       February 25, 2007               819,778,271.80              6.916               9.838
------------------------------------------------------------------------------------------------------------
February 25, 2007      March 25, 2007                  786,543,051.26              7.697               9.834
------------------------------------------------------------------------------------------------------------
March 25, 2007         April 25, 2007                  754,261,962.10              6.957               9.831
------------------------------------------------------------------------------------------------------------
April 25, 2007         May 25, 2007                    722,907,494.29              7.218               9.827
------------------------------------------------------------------------------------------------------------
May 25, 2007           June 25, 2007                   692,452,933.93              7.003               9.823
------------------------------------------------------------------------------------------------------------
June 25, 2007          July 25, 2007                   662,872,340.15              7.269               9.818
------------------------------------------------------------------------------------------------------------
July 25, 2007          August 25, 2007                 634,140,522.65              7.055               9.814
------------------------------------------------------------------------------------------------------------
August 25, 2007        September 25, 2007              606,233,019.95              7.083               9.809
------------------------------------------------------------------------------------------------------------
September 25, 2007     October 25, 2007                577,175,226.96              7.360               9.803
------------------------------------------------------------------------------------------------------------
October 25, 2007       November 25, 2007               535,633,080.75              7.242               9.794
------------------------------------------------------------------------------------------------------------
November 25, 2007      December 25, 2007               496,342,780.72              8.089               9.789
------------------------------------------------------------------------------------------------------------
December 25, 2007      January 25, 2008                459,236,972.10              7.884               9.785
------------------------------------------------------------------------------------------------------------
January 25, 2008       February 25, 2008               424,172,549.09              7.952               9.781
------------------------------------------------------------------------------------------------------------
February 25, 2008      March 25, 2008                  392,167,033.72              8.597               9.776
------------------------------------------------------------------------------------------------------------
March 25, 2008         April 25, 2008                  369,770,746.11              8.097               9.772
------------------------------------------------------------------------------------------------------------
April 25, 2008         May 25, 2008                    348,097,718.18              8.523               9.768
------------------------------------------------------------------------------------------------------------
May 25, 2008           June 25, 2008                   327,099,093.88              8.816               9.765
------------------------------------------------------------------------------------------------------------
June 25, 2008          July 25, 2008                   306,750,160.93              9.222               9.763
------------------------------------------------------------------------------------------------------------
July 25, 2008          August 25, 2008                 287,029,225.48              9.027               9.761
------------------------------------------------------------------------------------------------------------
August 25, 2008        September 25, 2008              267,908,244.64              9.149               9.759
------------------------------------------------------------------------------------------------------------
September 25, 2008     October 25, 2008                243,831,588.94              9.668               9.756
------------------------------------------------------------------------------------------------------------
October 25, 2008       November 25, 2008               213,060,677.48              9.650               9.751
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